UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024 (March 18, 2024)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 West Peachtree Street NW Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, Board of Directors Norfolk Southern Corporation (the “Company”) appointed John Orr as Executive Vice President & Chief Operating Officer, effective March 20, 2024.

Mr. Orr, age 60, most recently served as Executive Vice President and Chief Transformation Officer of Canadian Pacific Kansas City Limited since April 2023. Previously, Mr. Orr served as Executive Vice President Operations for Kansas City Southern, overseeing the Transportation, Engineering, Mechanical, Network Operations, Health-Safety-Environmental and Labor Relations teams from 2021-2023. Mr. Orr began his railroad career at Canadian National Railway in 1985, holding various leadership positions including Senior Vice President and Chief Transportation Officer.

There was no arrangement or understanding between Mr. Orr and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Orr and any director or executive officer of the Company. There are no transactions between Mr. Orr and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Orr’s appointment as Executive Vice President & Chief Operating Officer, he entered into an Offer Letter with the Company pursuant to which he will receive an annual base salary of $750,000, a cash hiring bonus of $825,000, and be eligible to receive equity and incentive bonus opportunities and other benefits available to other employees at the executive vice president level. For 2024, this includes an equity grant under the Company’s Long-Term Incentive Plan (“LTIP”) with a target value of $2,700,000, comprised of 50% performance share units, 25% nonqualified stock options, and 25% restricted stock units (“RSUs”) each vesting as specified in the terms of the Company’s form award agreements. The Offer Letter also provides Mr. Orr with a one-time, long-term equity grant with a target value of $6,000,000, comprised solely of RSUs vesting in three equal annual installments on each of the first, second, and third anniversaries of the grant date. The Offer Letter further provides severance benefits to Mr. Orr in the event he is terminated by the Company without Cause or if he terminates his employment for Good Reason, including a cash payment equal to two times the sum of his base salary and target annual incentive opportunity, continued vesting of all outstanding equity awards, and payment of all compensation otherwise payable to him as of his termination date, including a prorated annual incentive award for such year payable in the ordinary course. Mr. Orr is also required under the Offer Letter to repay $500,000 of his signing bonus if he were to voluntarily leave the Company without Good Reason during his first two years of employment.

The Company also announced that Paul B. Duncan will depart from his position as Executive Vice President & Chief Operating Officer of the Company, effective March 31, 2024. In connection with his departure, Mr. Duncan is entitled to severance payments and benefits under the terms of the Norfolk Southern Executive Severance Plan pursuant to an involuntary separation.

Item 7.01. Regulation FD Disclosure

The Company issued a press release on March 20, 2024, announcing the appointment of Mr. Orr and the departure of Mr. Duncan. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release Dated March 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information and Where to Find It

The Company has filed a preliminary proxy statement on Schedule 14A containing a form of WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The proxy statement is in preliminary form and Norfolk Southern intends to file and mail a definitive proxy statement (the “2024 Proxy Statement”) to shareholders of Norfolk Southern. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the preliminary proxy statement, 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in the Company’s preliminary proxy statement for the 2024 Annual Meeting, filed with the SEC on February 26, 2024, and will be included in Norfolk Southern’s 2024 Proxy Statement, once available. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the preliminary proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date: March 20, 2024

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